DREYFUS APPRECIATION FUND, INC.
1 INVESTMENT OBJECTIVE
          The goal of Dreyfus Appreciation Fund, Inc. is to provide you with long-term capital growth consistent with capital preservation by investing primarily in domestic and foreign equity securities. Current income is a secondary goal.
2 INVESTMENT STRATEGY
          The Fund invests primarily in the common stocks of domestic and foreign issuers and debt securities of foreign governments. The Fund seeks investment opportunities in generally larger capitalization companies (over $500 million) which Fund management believes have the potential to experience above average and predictable earnings growth. The Fund also will be alert to those foreign and domestic issuers which it considers undervalued by the stock market in terms of current earnings, assets or growth prospects, including those with new or innovative products, services or processes.
3 INVESTMENT RISKS
          - All mutual funds of this type involve certain investment risks, including the possible loss of money.
          - Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer or the securities, and these fluctuations can be pronounced. These variances will affect the value of a Fund share and thus the Fund's total return to investors.
         - Investments in foreign securities can involve greater risk and may be less liquid and more volatile than more conventional investments.


4 APPROPRIATE FOR INVESTORS WHO:
          - Are seeking capital growth through a portfolio consisting primarily of domestic and foreign equity securities.
          - Are purchasing as a supplement to an overall investment program and are willing to undertake the risks involved.
          -  Have an investment horizon of at least five years.
5 FEES AND EXPENSES
Shareholder Transaction Expenses - The Fund has no shareholder transaction expenses, although certain agents may charge their clients direct fees for effecting transactions in Fund shares.
Annual Fund Operating Expenses are fees paid by the Fund and are reflected in the Fund's share price. The following expenses are expressed as a percentage of average daily net assets.
          Management Fees                       .55%
          Other Expenses                        .41%
          Total Fund Operating Expenses         .96%
Example:
          You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
        1 Year     3 Years          5 Years     10 Years
          $10          $31            $53           $118
The purpose of this section is to assist you in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. The example is an illustration only; actual expenses and returns will vary.


6 PAST PERFORMANCE
[Exhibit A:
Calendar Year Total Return
Average Annual Total Returns
for periods ended 12/31/97
                             1 Year        5 Years           10 Years
Dreyfus
Appreciation Fund            27.85%         18.25%            17.17%]
Past performance is no guarantee of future results; net asset value and investment return fluctuate, so that when you sell your shares you may receive more or less than the amount you paid for them.
7 INVESTMENT ADVISER/PORTFOLIO MANAGER
          The Dreyfus Corporation is the Fund's investment adviser. The Fund has engaged Fayez Sarofim & Co. to serve as the Fund's sub-investment adviser. Fayez Sarofim has been the Fund's primary portfolio manager since 1990. Mr. Sarofim founded Fayez Sarofim & Co. in 1958. The Houston-based investment firm currently manages approximately $33.4 billion. Prior to establishing his own company, Mr. Sarofim was assistant to the president of Anderson, Clayton & Co.


8 PURCHASES
          The minimum initial investment is $2,500. The initial investment must be accompanied by the Fund's Account Application. Subsequent investments must be at least $100. You may purchase Fund shares by check or wire, the Dreyfus TeleTransfer Privilege, or through the Dreyfus Step Program.
          Under certain circumstances, the Fund's management may determine that an investor is engaged in excessive trading and limit the availability of Fund exchanges or purchases.
9 REDEMPTIONS
          You can sell Fund shares by written request, telephone, Dreyfus Tele Transfer ($500 minimum, $150,000 maximum) or wire redemption ($1,000 minimum,
     $250,000 maximum).
          When a redemption request is received in proper form, the Fund will redeem the shares at the next determined net asset value.
10 DISTRIBUTIONS
          Dividends and capital gains, if any, are declared and paid annually. Dividends and capital gains can be mailed to you, sent directly to your bank, swept into another Dreyfus account or reinvested back into your Fund to purchase shares at net asset value.
          Distributions of net investment income and any net realized short-term capital gains will be taxable as ordinary income. Distributions from net realized long-term capital gains will be taxable as long-term capital gains, regardless of how long investors have held their shares.
11 OTHER SERVICES
          -  Telephone Exchange Privilege
          -  Dreyfus-AUTOMATIC Asset BuilderRegistration Mark
          -  Dreyfus Dividend Options
          -  Dreyfus Payroll Savings Plan
          -  Dreyfus Step Program
Fund Profile
This Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's Prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semi-annual report. The Prospectus and reports may be obtained at no cost by calling:
1-800-782-6620




Copy Rights 1998, Dreyfus Service Corporation, Broker-Dealer
Premier Mutual Fund Services, Distributor                      141retpro-981
Registration Mark
DREYFUS
APPRECIATION FUND, INC.
An equity
mutual fund
January 1, 1998